                                                                    Exhibit d(2)

                          FORM OF AMENDED AND RESTATED
                            SCHEDULE A AND SCHEDULE B
                          DATED AS OF NOVEMBER 9, 2005
                                       TO
                          INVESTMENT ADVISORY AGREEMENT
                            DATED AS OF JUNE 15, 2005
                                     BETWEEN
                              CRM MUTUAL FUND TRUST
                                       AND
                          CRAMER ROSENTHAL MCGLYNN, LLC

     Schedule A and Schedule B to the Investment Advisory Agreement between CRM Mutual Fund Trust and Cramer Rosenthal McGlynn, LLC dated as of June 15, 2005 are hereby amended and restated as of the date set forth above as follows:

                                   SCHEDULE A
                                       TO
                          INVESTMENT ADVISORY AGREEMENT
                                     BETWEEN
                              CRM MUTUAL FUND TRUST
                                       AND
                          CRAMER ROSENTHAL MCGLYNN, LLC

                                  NAME OF FUNDS

                            CRM Small Cap Value Fund

                          CRM Small/Mid Cap Value Fund

                             CRM Mid Cap Value Fund

                          CRM Mid/Large Cap Value Fund

                            CRM Large Cap Value Fund

                                   SCHEDULE B
                                       TO
                          INVESTMENT ADVISORY AGREEMENT
                                     BETWEEN
                              CRM MUTUAL FUND TRUST
                                       AND
                          CRAMER ROSENTHAL MCGLYNN, LLC

                                  FEE SCHEDULE

                               ANNUAL FEE AS A % OF
FUND                           AVERAGE DAILY NET ASSETS
----                           ------------------------
CRM Small Cap Value Fund       .75% of the Fund's first $1 billion of average
                               daily net assets; .70% of the Fund's next $1
                               billion of average daily net assets; and .65% of
                               the Fund's average daily net assets over $2
                               billion.

CRM Small/Mid Cap Value Fund   .75% of the Fund's first $1 billion of average
                               daily net assets; .70% of the Fund's next $1
                               billion of average daily net assets; and .65% of
                               the Fund's average daily net assets over $2
                               billion.

CRM Mid Cap Value Fund         .75% of the Fund's first $1 billion of average
                               daily net assets; .70% of the Fund's next $1
                               billion of average daily net assets; and .65% of
                               the Fund's average daily net assets over $2
                               billion.

CRM Mid/Large Cap Value Fund   .75% of the Fund's first $1 billion of average
                               daily net assets; .70% of the Fund's next $1
                               billion of average daily net assets; and .65% of
                               the Fund's average daily net assets over $2
                               billion.

CRM Large Cap Value Fund       .55% of the Fund's first $1 billion of average
                               daily net assets; .50% of the Fund's next $1
                               billion of average daily net assets; and .45% of
                               the Fund's average daily net assets over $2
                               billion.

     IN WITNESS WHEREOF the parties have caused this instrument to be signed on their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date first written above.

                                        CRM MUTUAL FUND TRUST


                                        By:
                                            ------------------------------------
                                        Name: Ronald H. McGlynn
                                        Title: Chief Executive Officer


                                        CRAMER ROSENTHAL MCGLYNN, LLC


                                        By:
                                            ------------------------------------
                                        Name: Carlos Leal
                                        Title: Chief Financial Officer